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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    February 4, 1998


                             QUADRAMED CORPORATION
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               (Exact name of registrant as specified in charter)


         DELAWARE                       0-21031               52-1992861
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)          Identification No.)


80 E. SIR FRANCIS DRAKE BLVD., SUITE 2A, LARKSPUR, CA           94939
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code          (415) 461-7725



                                      NONE
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         (Former name or former address, if changed since last report.)





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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

                 On February 4, 1998, QuadraMed Corporation, a Delaware corporation ("QuadraMed"), consummated the acquisition of Cabot Marsh Corporation, a Delaware corporation ("Cabot Marsh"), pursuant to the terms and conditions of an Acquisition Agreement and Plan of Merger (the "Merger Agreement") dated February 2, 1998 by and among QuadraMed and CMC Acquisition Corporation, a Delaware Corporation and wholly-owned subsidiary of QuadraMed ("Acquisition Co.") on the one hand, and Cabot Marsh and the stockholders holding 90.01% of the outstanding Common Stock of Cabot Marsh (the "Majority Stockholders"), on the other hand, whereby Cabot Marsh was merged (the"Merger") with and into Acquisition Co. The Merger is intended to qualify as a tax-free reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended, and will be accounted for as a purchase.

                 As consideration for the shares of Common Stock of Cabot
Marsh, QuadraMed (i) paid to the Majority Stockholders, at the closing of the Merger, $2,271,068 in cash and 323,671 shares of QuadraMed Common Stock having an aggregate value of $7,381,644 and (ii) will pay to the stockholders of Cabot Marsh other than the Majority Stockholders, after proper notice of the Merger and execution of the appropriate documentation, a combination of $498,932 in cash and shares of QuadraMed Common Stock having an aggregate value of $1,348,356 (the "Purchase Price"). The Purchase Price is subject to adjustment based upon the achievement of certain software sales performance goals in 1998 and 1999, as described in the Merger Agreement. The amount of consideration paid by QuadraMed was determined by arms length negotiations between the parties.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)     Financial Statements of Business Acquired

                 1. The Financial Statements of Cabot Marsh are not required to be filed herewith pursuant to Article 3, Rule 3-05(b)(2)(i) of Regulation S-X
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         (b)     Pro Forma Financial Information

                 1. The Pro Forma Financial Information of the Company and Cabot Marsh is not required to be filed herewith pursuant to Article 11 of Regulation S-X.

         (c)      Exhibits

                  2.12 Acquisition Agreement and Plan of Merger dated as of February 2, 1998, by and among QuadraMed Corporation and Cabot Marsh.

                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: February 18, 1998                 By: /s/ KEITH M. ROBERTS
                                            ----------------------------
                                        Name: Keith M. Roberts
                                        Title: Vice President and
                                               General Counsel






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                               INDEX OF EXHIBITS


         2.12 Acquisition Agreement and Plan of Merger, dated as of February 2, 1998, by and among QuadraMed Corporation and Cabot Marsh.